Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

 PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Raymond J. Spencer, Chief Executive Officer of Kanbay International, Inc. (the “Company”), hereby certify that:

(1) The Company’s quarterly report on Form 10-Q, as amended, for the quarterly period ended June 30, 2005 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-Q, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Raymond J. Spencer
Raymond J. Spencer
Chief Executive Officer
September 22, 2006